                                                                    EXHIBIT 10.3

                              AMENDMENT AGREEMENT
                              -------------------

     This AMENDMENT AGREEMENT (this "Agreement"), is made and entered into as of
                                     ---------
August 1, 2001, among NEVADA POWER COMPANY (the "Company"), MELLON BANK, N.A.
                                                 -------
("Mellon"), FIRST UNION NATIONAL BANK ("First Union"), WELLS FARGO BANK, N.A.
  ------                                -----------
("Wells Fargo"), and the other parties set forth on the signatures pages hereto.
  -----------

                                   RECITALS
                                   --------

     A. The Company, Mellon, in its capacity as administrative agent (the "Administrative Agent"), First Union and Wells Fargo, each in their capacity as
 --------------------
syndication agent, and the Lenders have entered into a Credit Agreement, dated as of June 24, 1999 (as amended, modified and supplemented through the date hereof, the "Credit Agreement").
             ----------------

     B. The Company desires, and the Administrative Agent and the Required Lenders are willing, to amend the Credit Agreement upon the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, capitalized terms
          -------------
used herein shall have the meanings given thereto in the Credit Agreement.

     2.   Effectiveness of this Agreement.  This Agreement shall become
          -------------------------------
effective and the amendments described in Section 3 below shall become effective at the time (the "Effective Time") on the first date (the "Effective Date") on
                  --------------                           --------------
which each of the following conditions shall be satisfied or waived by the Administrative Agent and the Required Lenders:

          (a)  Execution of Agreement.  The Company and the Required Lenders
               ----------------------
     shall have executed a copy of this Agreement (whether the same or different copies) and shall have delivered the same to the Administrative Agent.

          (b)  No Litigation.  The Administrative Agent and the Required Lenders
               -------------
     shall be satisfied that, immediately prior to the Effective Time, no judgment, order, injunction or other restraint shall have been issued or filed which restrains, and no hearing seeking injunctive relief or other restraint is pending or has been noticed which seeks to restrain, the Company from consummating the transactions described in the Loan Documents or this Agreement.

          (c)  No Default; Representations and Warranties.  The Administrative
               ------------------------------------------
     Agent and the Required Lenders shall be satisfied that, immediately prior to the Effective Time and after giving effect to this Agreement, (i) there shall exist no Default or Event of Default and (ii) the representations and warranties of the Company contained in the Loan Documents to which the Company is a party are true and correct in all material respects as of the Effective Time with the same effect as though such representations and warranties had been made on and as of the Effective Time (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

          (d)  Corporate Proceedings.  All corporate and legal proceedings and
               ---------------------
     all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent and the Required Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which any Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          (e)  Fee.  For consenting to the amendments contained in this
               ---
     Agreement, each Lender that executes and delivers this Agreement prior to 5:00 p.m., Pacific Time, on July 31, 2001 shall have received on or before the Effective Date a fee in immediately available funds equal to the product of (i) 0.25% and (ii) the aggregate amount of such Lender's Commitments.

          (f)  Payments.  The Administrative Agent and each Lender shall have
               --------
     received all amounts, if any, owing from the Company to such Person through and including the Effective Date.

All the certificates and other documents and papers referred to in this Section 2, unless otherwise specified, shall be delivered to the Administrative Agent's counsel, White & Case LLP, at 633 West Fifth Street, 19/th/ Floor, Los Angeles, CA 90071, facsimile (213) 687-0758, for the account of each of the Lenders and in sufficient counterparts for each of the Lenders and shall be satisfactory in form and substance to the Administrative Agent and the Required Lenders.

     3.   Amendments.  At and from the Effective Time, the Credit Agreement
          ----------
shall be amended as follows:

          (a) The cover page to the Credit Agreement shall be amended by deleting the text "$150,000,000" and inserting the text "$120,000,000" in its place.

          (b)  Section 1.01 of the Credit Agreement shall be amended as follows:

               (i)  The defined term "Commitment" shall be amended by deleting
                                      ----------
          the text "$150,000,000" in the last sentence thereof and inserting the text "$120,000,000" in its place.

               (ii) The defined term "Final Repayment Date" shall be deleted in
                                      --------------------
          its entirety and the following shall be substituted therefor:

                    "Final Repayment Date" means the earliest to occur of (a)
                     --------------------
               the date that is one year after the Term Loan Conversion Date,
               (b) August 27, 2002 and (c) the date on which the Obligations under this Agreement terminate, whether by prepayment, cancellation, acceleration or otherwise."

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               (iii)  The following defined term shall be inserted immediately after the definition of "GAAP":

                     "General and Refunding Mortgage Indenture" means the
                      ----------------------------------------
               General and Refunding Mortgage Indenture, dated as of May 1, 2001, between the Borrower and The Bank of New York, as trustee, as the same may be amended, modified or supplemented from time to time."

               (iv)  The defined term "Revolving Termination Date" shall be
                                      --------------------------
          deleted in its entirety and the following shall be substituted therefor:

                     "Revolving Termination Date" means the earlier of (i)
                      --------------------------
               November 30, 2001, or such date after November 30, 2001 to which the Commitments are extended in accordance with Section 2.06(e), and (ii) the date the Obligations and Commitments under this Agreement terminate, whether by prepayment, cancellation, acceleration or otherwise."

               (v) The following defined term shall be inserted immediately after the definition of "Total Indebtedness":

                     "Triggering Event" has the meaning assigned to such term in
                      ----------------
               Section 6.09(b)."

          (c) Section 6.01(a) of the Credit Agreement shall be amended by deleting the text "0.58 to 1" and inserting the text "0.60 to 1" in its place.

          (d) Section 6.02(b) of the Credit Agreement shall be deleted in its entirety and the following shall be substituted therefor:

               "(b) Liens securing obligations issued under and pursuant to the terms and conditions of either (i) the First Mortgage Indenture or
          (ii) the General and Refunding Mortgage Indenture; provided that the
                                                             --------
          aggregate amount of Indebtedness issued by the Company under and pursuant to the terms and conditions of the First Mortgage Indenture and the General and Refunding Mortgage Indenture shall not exceed $772.50 million, except that such Indebtedness may exceed $772.50 million to the extent, and only to the extent, required (x) to secure Loans pursuant to Section 6.09(b) of this Agreement, and any similar provision of any future short-term credit facility in a principal amount not to exceed $175,000,000 among the Borrower, the Administrative Agent, as agent, and the other financial institutions party thereto, (y) to satisfy a negative pledge to AMBAC Assurance Corporation in the amount of $115,000,000 of First Mortgage Bonds and
          (z) to satisfy a negative pledge to holders of the Borrower's 6.20% Senior Unsecured Notes, Series B, due April 15, 2004 in the amount of $130,000,000 of General and Refunding Mortgage Bonds."

          (e) Section 6.04 of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

               "SECTION 6.04  Dispositions of Properties.
                              --------------------------

               The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, sale-leaseback, transfer, abandon or otherwise dispose of, voluntarily or involuntarily (collectively, "Dispose"), any of its Properties, or
                                        -------
          agree, become or remain liable contingently or otherwise to do any of the foregoing, except that, so long as no Default or Event of Default shall have occurred and be continuing or shall exist at such time or after giving effect to such transaction, the Borrower and its Subsidiaries may Dispose of Property (a) in transactions in the ordinary course of business consistent with past practice, (b) that is obsolete, (c) comprising accounts receivable transferred to a commercial paper conduit, special purpose subsidiary or similar entity; provided that (i) the aggregate face amount of such accounts
                  --------
          receivable, when added to the aggregate face amount of all other accounts receivable Disposed of in reliance on this clause (c), does not exceed $125,000,000 and (ii) the net cash proceeds from the Disposition of such accounts receivable, (A) when added to the net cash proceeds of all other Dispositions of accounts receivable made in reliance on this clause (c), are not less than 80% of the aggregate face amount of all accounts receivable Disposed of in reliance on this clause (c) and (B) at the time of such Disposition, do not exceed the sum of (I) the balance of the Borrower's deferred energy accrual account at such time and (II) the Borrower's deferred energy costs actually incurred but not yet reflected in the Borrower's deferred energy accrual account, in each case as set forth in the Borrower's books and records; provided, further, that each Disposition made by
                             --------  -------
          the Borrower in reliance on this clause (c) shall constitute a representation and warranty of the Borrower, made at the time of such Disposition, that the conditions set forth in clauses (i) and (ii) above are satisfied at such time and (d) in transactions other than as provided in Section 6.04 (a), (b) and (c); provided that the aggregate
                                                     --------
          book value of all Property Disposed of pursuant to this Section 6.04(d) from and after the date hereof shall not exceed $50,000,000."

          (f) Section 6.09 of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

               "SECTION 6.09  Equal and Ratable Lien; Grant of Security Interest
                              --------------------------------------------------
          in Certain Events.
          -----------------

               (a) If, notwithstanding the prohibition contained in Section 6.02, the Borrower or any of its Subsidiaries is subjected to any Lien upon any of its Property, other than those permitted by the provisions of Section 6.02, the Borrower will, and will cause its Subsidiaries to, make or cause to be made effective provisions whereby the Borrowings will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Administrative Agent and, in any such case, the

          Borrowings shall have the benefit, to the fullest extent that, and with such priority as, the Lenders may be entitled under applicable law, of an equitable Lien on such Property. Such violation of Section
          6.02 will constitute an Event of Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 6.09, and no such Lien or agreements with respect thereto shall be deemed to be a waiver of or consent to such Event of Default by the Administrative Agent or any Lender.

               (b) If any of the following (each, a "Triggering Event") shall occur:

                    (x) Sierra Pacific Resources shall not complete an underwritten public offering of its common stock with minimum net proceeds to Sierra Pacific Resources of $200,000,000 by September 30, 2001;

                    (y) Moody's shall rate (1) the Index Debt or the senior, unsecured, long-term indebtedness for borrowed money of SPPC as Baa3 or lower, or (2) the commercial paper of the Borrower or SPPC below Prime-2; or

                    (z) S&P shall rate (1) the Index Debt or the senior, unsecured, long-term indebtedness for borrowed money of SPPC as BB+ or lower, or (2) the commercial paper of the Borrower or SPPC below A-2;

               then,

          the Borrower shall issue or cause to be issued, not later than 5 Business Days after the date on which the Triggering Event first occurs, for the ratable benefit of the Lenders, General and Refunding Mortgage Bonds (as defined in the General and Refunding Mortgage Indenture), to the full extent permitted under applicable orders of the Public Utilities Commission of Nevada and the General and Refunding Mortgage Indenture, in an aggregate principal amount not to exceed the amount of principal of the Loans then outstanding, with interest and other terms and conditions substantially similar to the Loans, and the Borrower shall perform or cause to be performed all acts, and execute or cause to be executed all resolutions, orders, instruments, certificates, agreements and other documents, required under the General and Refunding Mortgage Indenture (including the documents referred to in Section 6.09(c)) to give effect to the foregoing within such 5-Business Day period.

               (c) On or before September 30, 2001, the Borrower shall deliver or cause to be delivered to the Administrative Agent substantially final versions of the following documents (all as defined in the General and Refunding Mortgage Indenture) which, upon execution, delivery and filing, shall be sufficient for the issuance of the General and Refunding Mortgage Bonds required by Section 6.09(b): a Supplemental Indenture, an Officer's Certificate setting forth the terms of the General and Refunding Mortgage Bonds, a Company Order requesting authentication of the General and Refunding Mortgage Bonds by the trustee under the General and Refunding Mortgage Indenture, a form of the General and Refunding Mortgage Bonds to be issued and forms of all legal opinions required to issue the General and Refunding Mortgage Bonds under the General and Refunding Mortgage Indenture. The forms of such documents, prior to their delivery to the Administrative Agent, shall have been approved by the trustee under the General and Refunding Mortgage Indenture and its counsel, but shall not be executed and delivered unless and until execution and delivery is required by Section 6.09(b)."

          (g) Schedule I to the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                                  "Commitments
                                   -----------

               [See definitions of "Commitment" in Section 1.01]


     LENDER                                    COMMITMENT AMOUNT
     ------                                    -----------------

     Mellon Bank, N.A.                            $  15,937,500
     Wells Fargo Bank, N.A.                       $  16,875,000
     First Union National Bank                    $  12,187,500
     Bank One                                     $  11,250,000
     BNP Paribas                                  $  11,250,000
     Credit Suisse First Boston                   $  11,250,000
     The Bank of New York                         $  11,250,000
     Union Bank of California, N.A.               $  11,250,000
     Bayerische Landesbank Girozentrale           $   9,375,000
     The Industrial Bank of Japan                 $   9,375,000
                    Total                         $ 120,000,000

     4.   Representations and Warranties. The Company makes, as of the Effective
          ------------------------------
Date, each of the representations and warranties set forth in Article V of the Credit Agreement and such representations and warranties are, by this reference, incorporated herein as if set forth herein in their entirety; provided that
                                                              --------
references to "Loan Documents" shall, for purposes of this paragraph, be deemed to include this Agreement.

     5.   Miscellaneous.
          -------------

     (a) Except as expressly modified by this Agreement, the Credit Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Credit Agreement shall, from and after the Effective Time, be deemed to be a reference to the Credit Agreement as amended by Section 3 of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     (c) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

     (d) This Agreement may be executed by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.

     (e) The rules of construction set forth in Section 1.03 of the Credit Agreement are, by this reference, incorporated herein as if set forth in their entirety, provided that references to "this Agreement" in such section shall mean references to this Agreement.

                                  *    *    *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                       NEVADA POWER COMPANY


                                       By: _______________________
                                           Name:
                                           Title:

                               -Signature Page-
                              Amendment Agreement

                                  MELLON BANK, N.A., as Administrative
                                     Agent and as a Lender



                                  By: _________________________
                                      Name:
                                      Title:

                               -Signature Page-
                              Amendment Agreement

                                   WELLS FARGO BANK, N.A., as Syndication
                                      Agent and as a Lender

                                   By: __________________________________
                                       Name:
                                       Title:


                               -Signature Page-
                              Amendment Agreement

                                   FIRST UNION NATIONAL BANK, as
                                     Syndication Agent and as a Lender


                                   By:_______________________________
                                      Name:
                                      Title:

                               -Signature Page-
                              Amendment Agreement

                                   BANK ONE, N.A. (Main Office-Chicago)


                                   By:_________________________________
                                      Name:
                                      Title:

                               -Signature Page-
                              Amendment Agreement

                                   BNP PARIBAS


                                   By:_____________________________
                                      Name:
                                      Title:


                                   By:_____________________________
                                      Name:
                                      Title:

                               -Signature Page-
                              Amendment Agreement

                                  CREDIT SUISSE FIRST BOSTON



                                  By:____________________________
                                     Name:
                                     Title:

                               -Signature Page-
                              Amendment Agreement

                                  THE BANK OF NEW YORK


                                  By:______________________________
                                     Name:
                                     Title:

                               -Signature Page-
                              Amendment Agreement

                                  UNION BANK OF CALIFORNIA, N.A.



                                  By:______________________________
                                     Name:
                                     Title:

                               -Signature Page-
                              Amendment Agreement

                                   BAYERISCHE LANDESBANK
                                     GIROZENTRALE


                                   By:_____________________________
                                      Name:
                                      Title:


                                   By:_____________________________
                                      Name:
                                      Title:

                               -Signature Page-
                              Amendment Agreement

                                  THE INDUSTRIAL BANK OF JAPAN, LTD.


                                  By:_____________________________
                                     Name:
                                     Title:

                               -Signature Page-
                              Amendment Agreement